                                                                    Exhibit 10.3

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS  SECOND  AMENDMENT,  dated as of July  29,  2005,  to  Asset  Purchase
Agreement (the "AGREEMENT") dated as of May 19, 2005 by and among GLOBALOPTIONS,
INC., a Delaware corporation ("BUYER"), CONFIDENTIAL BUSINESS RESOURCES, INC., a
Delaware  corporation  ("SELLER"),  FISCHER  &  ASSOCIATES,  INC.,  a  Tennessee
corporation (the "SHAREHOLDER") and HALSEY R. FISCHER, an individual resident of
Tennessee ("FISCHER").

     For good and valuable  consideration,  the  sufficiency  of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Section  1.3 of the  Agreement  is  hereby  amended  and  restated  as follows:

          (a) PURCHASE PRICE.  The  consideration  for the Assets (the "PURCHASE
     PRICE")  will be Five  Million  and No/100  Dollars  ($5,000,000),  and the
     assumption  of the Assumed  Liabilities  (as defined in SECTION 1.4 below);
     PROVIDED,  HOWEVER,  there shall be a dollar for dollar  adjustment  to the
     Purchase Price, if at the Closing Date, the current assets  (comprising the following  items: (1) cash; (2) Accounts  Receivable;  and (3) advances and prepaid items,  hereinafter  defined as "CURRENT ASSETS") are less than the aggregate of the amount  outstanding under the Seller's Bank Line of Credit
     (as defined in SECTION 1.4(A)(III)),  accrued expenses,  including payroll, sales tax payable,  accrued vacation pay, and the Seller's accounts payable
     (the "CURRENT LIABILITIES").  In the event the Current Assets are less than the Current  Liabilities,  the  Purchase  Price shall then be reduced by an amount equal to the difference between Current  Liabilities and the Current
     Assets,  less Two  Hundred  and  Fifty  Thousand  Dollars  ($250,000)  (the
     "PURCHASE PRICE ADJUSTMENT").  The parties agree that the cash component of the Purchase  Price shall be Two Million  Five Hundred  Thousand and No/100
     Dollars  ($2,500,000).  In the event there is a Purchase Price  Adjustment, the Buyer  shall be required  from the Escrow  funds (as defined in Section
     1.7(a) below) pay such excess liabilities on behalf of the Seller.

          Seller shall prepare a Closing Date Statement  based upon the Seller's books  and  records  as of  the  close  of  business  on the  business  day immediately preceding the Closing Date, which shall set forth the foregoing matters and the adjustment, if any, in the Purchase Price, substantially in the form of EXHIBIT 1.3. In accordance with SECTION 1.7(B), at the Closing, notwithstanding  any  adjustments to the Purchase Price as provided in this
     Section 1.3,  the  Purchase  Price shall be delivered by Buyer to Seller as follows:  (A) the payment of Two Million Five  Hundred  Thousand and No/100
     Dollars  ($2,500,000)  by wire transfer to an account  specified by Seller, and (B) the  delivery of a Two Million  Five  Hundred  Thousand  and No/100
     Dollars  ($2,500,000)  promissory  note (in the form of Exhibit 1.3 (a)) at
     Closing to Law Offices of Morton S.  Taubman,  as escrow agent (the "ESCROW
     AGENT") under the Escrow Agreement (as defined in SECTION 1.7(A) below).

     2.   Section  1.6 of the  Agreement  is  hereby  amended  and  restated  as follows:

          CLOSING.  The  consummation  of the purchase and sale  provided for in this  Agreement (the  "CLOSING")  will take place at the offices of Buyer's counsel at 1201 15th Street,  N.W.,  Washington,  D.C. 20005, at 10:00 a.m.
     (local  time) on such date as the parties may  mutually  agree but no later than August 15, 2005 (the "CLOSING DATE").

     3.   Section 1.7 (b) (i) of the Agreement is hereby amended and restated as follows:

               (i)  Two  Million  Five  Hundred   Thousand  and  No/100  Dollars
          ($2,500,000)  by wire  transfer  to accounts  specified  in writing by
          Seller (which wire transfer  instructions  must be delivered by Seller to Buyer at least one (1) Business Day prior to Closing);

     4.   Section 1.7 (b) (iii) of the Agreement is hereby  amended and restated
as follows:

               (iii) the  Escrow  Agreement,  executed  by Buyer and the  Escrow
          Agent,  together  with the  delivery of the Two Million  Five  Hundred
          Thousand and No/100 Dollars ($2,500,000) note to the Escrow Agent.

     5.   Section  3.6 of the  Agreement  is  hereby  amended  and  restated  as follows:

          BROKERS AND FINDERS.  Buyer has  contracted  with Cascada to assist in the  anticipated  transaction  contemplated  under this agreement and Buyer shall be solely responsible for any fees thereunder.

     6.   Section  4.9 of the  Agreement  is  hereby  amended  and  restated  as follows:

          AUDITED  FINANCIAL  STATEMENTS.  On or before the Closing Date, Seller shall provide to the Buyer audited financial statements for the years ended
     December  31,  2003,  December  31,  2004,  and on or  before  thirty  days subsequent to the Closing Date, for the three-month period ending March 31,
     2005 (the  "AUDITED  FINANCIAL  STATEMENTS").  The  parties to this  Second
     Amendment Agreement  acknowledge that The Audited Financial  Statements for the years ended December 31, 2003 and 2004 are materially inconsistent with the  unaudited  financial  statements  included in SCHEDULE  2.4,  and as a result thereof,  this Second  Amendment has been provided to compensate for such. The Audited  Financial  Statements shall be accompanied by an opinion from a public accounting firm registered with the Public Company Accounting
     Oversight Board, it being understood that the Audited Financial  Statements shall be included with the Buyer's  financial  statements in filings by the
     Buyer with the Securities and Exchange Commission.

     7.   Section  6.8 of the  Agreement  is  hereby  amended  and  restated  as follows:

          PURCHASE PRICE  ADJUSTMENT.If  the Purchase Price  Adjustment,  as set
     forth in SECTION 1.3 of this  Agreement  is greater  than Two Million  Five

     Hundred Thousand Dollars ($2,500,000.00), the Buyer shall have the absolute discretion to terminate this Agreement without any further obligations.

     8.   Section 7.5 of the Agreement shall be amended and restated as follows:

          PURCHASE PRICE. The cash component of the Purchase Price to be paid at
     Closing to Seller shall be $2,500,000.

     9.   Section  8.1 (c) of the  Agreement  shall be amended  and  restated as follows:

          Seller will be responsible  for (i) the payment of all wages and other remuneration  due to its  Employees  with  respect  to  their  services  as employees of Seller through the close of business on the Closing Date, with the exception of accrued vacation,  which will be assumed by the Buyer; and
     (ii) the payment of any termination or severance payments and the provision of health plan continuation coverage in accordance with the requirements of the  Consolidated  Omnibus Budget  Reconciliation  Act of 1985 (COBRA),  as
     amended,  or any other  legal  requirement.  Seller  will be liable for any claims made or incurred by the Employees and their  beneficiaries under the
     Employee  Benefit  Plans,  and  Buyer  will not  have  any  responsibility, liability  or  obligation,  to the  Employees  or to any other  person with respect to any Employee Benefit Plan.

     10.  In all other respects, the Agreement remains according to its terms.

     11.  The  parties to this  Second  Amendment  acknowledge  it will  require respective  Board of  Directors  approval,  and it is  further  agreed to by the parties that if the  respective  Board of Directors  fail to approve such Second
Amendment,  this Second  Amendment and the Agreement shall be null and void, and no party shall have any further obligation under the Agreement.

     IN WITNESS  WHEREOF,  the parties  have  executed  this  Amendment to Asset
Purchase Agreement as of the date first written above.

                                    BUYER:

                                    GLOBALOPTIONS, INC.

                                    By: /s/ Harvey W. Schiller
                                        ----------------------------------------
                                    Name:   Harvey W. Schiller
                                          --------------------------------------
                                    Its:    Chairman
                                         ---------------------------------------

                                    SELLER:

                                    CONFIDENTIAL BUSINESS RESOURCES, INC.

                                    By: /s/ Halsey R. Fischer
                                        ----------------------------------------
                                          Halsey R. Fischer, President

                                        /s/ Halsey R. Fischer
                                        ----------------------------------------
                                          Halsey R. Fischer

                                    FISCHER & ASSOCIATES, INC.

                                    By: /s/ Halsey R. Fischer
                                        ----------------------------------------
                                          Halsey R. Fischer, President